SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): February 29, 2000


                         SIMIONE CENTRAL HOLDINGS, INC.
               (Exact name of registrant as specified in charter)



       Delaware                      000-22162                 22-3209241
(State or other jurisdiction   (Commission File No.)         (IRS Employer
       incorporation)                                      Identification  No.)


    6600 Powers Ferry Road
        Atlanta, Georgia                                      30339
  (Address of principal executive                            (Zip Code)
            offices)



        Registrant's telephone number including area code (770) 644-6700






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ITEM 5.  OTHER EVENTS.

     On February 29, 2000, Simione Central Holdings, Inc. ("Simione Central"), issued a press release ("Press Release") regarding the status of its listing on the Nasdaq National Market. Simione Central hereby incorporates by reference herein the information set forth in its Press Release dated February 29, 2000, a copy of which is annexed hereto as Exhibit 99.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

     (a) Financial Statements.

         Not Applicable.

     (b) Pro Forma Financial Information.

         Not Applicable.

     (c) Exhibits.

Exhibit
Number                                               Description
------                                               -----------
99                                      Press Release dated February 29, 2000








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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    SIMIONE CENTRAL HOLDINGS, INC.


Date:  February 29, 2000            By: /s/ George M. Hare
                                    _________________________________________
                                    George M. Hare
                                    Chief Financial Officer
                                    (Principal Financial and Accounting Officer)





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